MFS(R) GOVERNMENT LIMITED MATURITY FUND

                      Supplement to the Current Prospectus


The Credit Risk paragraph of the Mortgage-Backed Securities section of the Principal Risks of an Investment section on page 3 of the prospectus is hereby replaced in its entirety as follows:


     Credit Risk: As with any fixed income security, mortgage-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed securities in the case of default. However, the U.S. government or its agencies will guarantee the payment of principal and interest on certain of the mortgage-backed securities purchased by the fund.



                   The date of this Supplement is May 1, 2002.